Exhibit 24.1

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Omnicom Group Inc. (the "Company") hereby constitutes and appoints John D. Wren and Barry J. Wagner, Esq., his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to (a) sign and file (i) one or more Registration Statements on Form S-3, or other appropriate form (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of the Company's Zero Coupon Zero Yield Convertible Notes due 2033 and the shares of common stock underlying such notes, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement, and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement; and (b) perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 31st day of July, 2003.

/s/ John D. Wren                                       /s/ Bruce Crawford
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    John D. Wren                                           Bruce Crawford

/s/ Randall J. Weisenburger                            /s/ Susan S. Denison
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    Randall J. Weisenburger                                Susan S. Denison


/s/ Philip J. Angelastro                               /s/ Michael A. Henning
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    Philip J. Angelastro                                   Michael A. Henning

/s/ Robert Charles Clark
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    Robert Charles Clark                                   John R. Murphy


/s/ Leonard S. Coleman, Jr.                            /s/ John R. Purcell
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    Leonard S. Coleman, Jr.                                John R. Purcell

/s/ Errol M. Cook                                      /s/ Gary L. Roubos
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    Errol M. Cook                                          Gary L. Roubos

/s/ Linda Johnson Rice
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    Linda Johnson Rice